Research and development (R&D) expenses - Summary of grants to research and development are credited (Detail) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2020	Dec. 31, 2019	Dec. 31, 2018
Disclosure of Grants to research and development are credited against costs [Abstract]
Gross R&D expenses	$ 4,196	$ 4,953	$ 6,245
Government grants credited to cost	(2,301)	(568)	(614)
Net R&D expenses	$ 1,895	$ 4,385	$ 5,631